Exhibit 10(a)
AMENDMENT NO. 1 TO THE
SENIOR FACILITIES CREDIT AGREEMENT,
DATED AS OF FEBRUARY 28, 2006,
among
THE TDL GROUP CORP.,
as Canadian Borrower,
TIM HORTONS INC.,
as U.S. Borrower,
THE LENDERS FROM TIME TO TIME PARTIES THERETO,
as Lenders,
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH and
THE BANK OF NOVA SCOTIA,
as Canadian Co-Administrative Agents,
JPMORGAN CHASE BANK, N.A.,
as U.S. Administrative Agent
ROYAL BANK OF CANADA,
as Syndication Agent
BANK OF MONTREAL and THE TORONTO-DOMINION BANK,
as Co-Documentation Agents
and
J.P. MORGAN SECURITIES CANADA INC. and THE BANK OF NOVA SCOTIA,
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 1, dated as of April 24, 2006
          This AMENDMENT NO. 1 amends the Senior Facilities Credit Agreement, dated as of February 28, 2006 (the “Senior Credit Agreement”), by and among The TDL Group Corp, as Canadian Borrower (the “Canadian Borrower”), Tim Hortons Inc., as U.S. Borrower (the “U.S. Borrower”), the lenders party thereto from time to time (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Co-Administrative Agent, and The Bank of Nova Scotia, as Canadian Co-Administrative Agent and Issuing Bank, JPMorgan Chase Bank, N.A., as U.S. Administrative Agent and Issuing Bank, Royal Bank of Canada, as Syndication Agent, Bank of Montreal and The Toronto-Dominion Bank, as Co-Documentation Agents, and J.P. Morgan Securities Canada Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Joint Bookrunners.
WITNESSETH:
          WHEREAS, the parties hereto wish to amend Section 5.11(a) and (b) of the Senior Credit Agreement to reflect the original intent of the parties that the threshold levels for the financial covenants described in such clauses will adjust with the new thresholds first applying with respect to the U.S. Borrower’s second Fiscal Quarter of 2006, and for any subsequent Fiscal Quarter.
          NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.1 Definitions. For all purposes of this Amendment No. 1, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to such terms in the Senior Credit Agreement, which is incorporated by reference herein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Senior Credit Agreement shall, from and after the date hereof, refer to the Senior Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
TO SENIOR CREDIT AGREEMENT
          SECTION 2.1 Section 5.11(a) of the Senior Credit Agreement. Section 5.11(a) of the Senior Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:

     “(a) Consolidated Total Debt to Consolidated EBITDA: The U.S. Borrower will not permit, as at the end of each Fiscal Quarter, the ratio of Consolidated Total Debt as at the end of such Fiscal Quarter to Consolidated EBITDA for the Rolling Period then ended, to exceed (i) 3.50:1.00 in respect of the first Fiscal Quarter ending after the Closing Date (the U.S. Borrower’s first Fiscal Quarter, ending April 2, 2006), or (ii) 2.50:1.00 in respect of the second Fiscal Quarter ending after the Closing Date (the U.S. Borrower’s second Fiscal Quarter ending July 2, 2006) and in respect of any subsequent Fiscal Quarters.”
          SECTION 2.2 Section 5.11(b) of the Senior Credit Agreement. Section 5.11(b) of the Senior Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:
     “(b) Fixed Charge Coverage Ratio. The U.S. Borrower and its Subsidiaries will not permit, as at the end of each Fiscal Quarter, the ratio of Consolidated EBITDAR to Consolidated Fixed Charges for the Rolling Period then ended, to be less than (i) 2.25:1.00 in respect of the first Fiscal Quarter ending after the Closing Date (the U.S. Borrower’s first Fiscal Quarter, ending April 2, 2006), or (ii) 2.75:1.00 in respect of the second Fiscal Quarter ending after the Closing Date (the U.S. Borrower’s second Fiscal Quarter ending July 2, 2006) and in respect of any subsequent Fiscal Quarters.”
ARTICLE III
MISCELLANEOUS
          SECTION 3.1 Effectiveness. This Amendment No. 1 shall be effective retroactively as of February 28, 2006 (the “Effective Date”) upon receipt by the Administrative Agents of a copy of this Amendment No. 1, duly executed by the Canadian Borrower, the U.S. Borrower, the Administrative Agents and the Required Lenders.
          SECTION 3.2 Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          SECTION 3.3 Headings. Headings used in this Amendment No. 1 are for convenience of reference only and shall not affect the construction of this Amendment No. 1.
          SECTION 3.4 Reaffirmation of Senior Credit Agreement. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 1 in any manner or respect limits or terminates any of the provisions of the Senior Credit Agreement other than as expressly set forth herein and further agree and acknowledge that the Senior Credit Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects, as modified by the terms set forth herein. None of the terms and conditions of this

Amendment No. 1 may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Senior Credit Agreement.
          SECTION 3.5 Authorization. Each Borrower represents and warrants to the Administrative Agents and the Lenders that this Amendment No. 1 has been duly authorized by all necessary corporate action on the part of such Borrower and has been duly executed and delivered by such Borrower to the Administrative Agents on behalf of the Lenders.
          SECTION 3.6 Reaffirmation of Guarantees. Each Guarantor hereby agrees and acknowledges that the Guarantee provided by such Guarantor remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects.
          SECTION 3.7 Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO.
          SECTION 3.8 Expenses. Each Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agents and their Affiliates in connection with this Amendment No. 1 in accordance with Section 9.3(a) of the Senior Credit Agreement.
          SECTION 3.9 Officer’s Certificate. The Canadian Borrower and the U.S. Borrower shall, on or before one (1) Business Day after the execution of this Amendment No. 1, provide to the Administrative Agents an amendment certificate in the form of Exhibit A hereto. Failure to provide such certificate shall constitute an Event of Default under the Senior Credit Agreement.
[Balance of page intentionally left blank. Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their proper and duly authorized officers as of the first date set forth above.

THE TDL GROUP CORP., as Canadian Borrower

By:	/s/ Cynthia J. Devine

Printed Name: Cynthia J. Devine
Title: Chief Financial Officer

TIM HORTONS INC., as U.S. Borrower

By:	/s/ Jonathan F. Catherwood

Printed Name: Jonathan F. Catherwood
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Co-Administrative Agent and Lender

By:	/s/ Paul R. DeMelo

Print Name: Paul R. DeMelo
Title: Managing Director

THE BANK OF NOVA SCOTIA, as Canadian Co-Administrative Agent and Lender

By:	/s/ P. Armstrong

Print Name: P. Armstrong
Title: Vice President

JPMORGAN CHASE BANK, N.A., as U.S. Administrative Agent and Lender

By:	/s/ Jason A. Rastovski

Print Name: Jason A. Rastovski
Title: Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kevin P. Adams

Print Name: Kevin P. Adams
Title: Authorized Signatory

By:	/s/ Suzanne Kaicher

Print Name: Suzanne Kaicher
Title: Attorney-In-Fact

BANK OF MONTREAL, as a Lender

By:	/s/ Ben B. Ciallella

Print Name: Ben Ciallella
Title: Vice President

THE TORONTO-DOMINION BANK, as a Lender

By:	/s/ Rohan Appadurai

Print Name: Rohan Appadurai
Title: Managing Director

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Jim Bridwell

Print Name: Jim Bridwell
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By:

Print Name:
Title:

CIBC INC., as a Lender

By:
Print Name:
Title:

NATIONAL CITY BANK, CANADA BRANCH, as a Lender
By:	/s/ Caroline Stade
Print Name:	Caroline Stade
Title:	Vice President

By:	/s/ G. W. Hines
Print Name:	G. W. Hines
Title:	Senior Vice President

NATIONAL CITY BANK, as a Lender
By:	/s/ Thomas E. Redmond
Print Name:	Thomas E. Redmond
Title:	Senior Vice President

RABOBANK NEDERLAND, CANADIAN BRANCH, as a Lender
By:	/s/ Rommel J. Domingo
Print Name:	Rommel J. Domingo
Title:	Vice President

By:	/s/ Kurram Rahman-Khan
Print Name:	Kurram Rahman-Khan
Title:	Executive Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., NEW YORK BRANCH, as a Lender
By:	/s/ Brett Delfino
Print Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Ian Reece
Print Name:	Ian Reece
Title:	Managing Director

FIFTH THIRD BANK, as a Lender
By:
Print Name:
Title:

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender
By:
Print Name:
Title:

LASALLE COMMERCIAL LENDING, A DIVISION OF ABN AMRO BANK N.V., CANADA BRANCH, as a Lender
By:
Print Name:
Title:

LASALLE BANK MIDWEST N.A., as a Lender
By:	/s/ Lauren R. Fusco
Print Name:	Lauren R. Fusco
Title:	First Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender
By:	/s/ Pedro Ramirez
Print Name:	Pedro Ramirez
Title:	Authorized Signatory

HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/ John M. Luehmann
Print Name:	John M. Luehmann
Title:	Vice President

ACKNOWLEDGED AND AGREED:

THE THD GROUP, LLC, as Guarantor

By:	/s/ Jonathan F. Catherwood

Print Name: Jonathan F. Catherwood
Title: Executive Vice President

THE TDL GROUP, as Guarantor

By:	/s/ Cynthia J. Devine

Print Name: Cynthia J. Devine
Title: Chief Financial Officer

THE TDL MARKS CORPORATION, as Guarantor

By:	/s/ Marvin Shahin

Print Name: Marvin Shahin
Title: Director

TIM HORTONS INC., as Guarantor

By:	/s/ Jonathan F. Catherwood

Print Name: Jonathan F. Catherwood
Title: Vice President

EXHIBIT A
FORM OF AMENDMENT CERTIFICATE

TO:	JPMORGAN CHASE BANK, N.A., JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, and THE BANK OF NOVA SCOTIA

RE:	Senior Facilities Credit Agreement dated as of February 28, 2006 (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), among Tim Hortons Inc. as U.S. Borrower (the “U.S. Borrower”), The TDL Group Corp. as Canadian Borrower (the “Canadian Borrower”), JPMorgan Chase Bank N.A. and The Bank of Nova Scotia, as Co-Canadian Administrative Agents, JPMorgan Chase Bank N.A. as U.S. Administrative Agent and the Lenders now or hereafter parties thereto.

We hereby certify, after due and careful investigation, that:

(i) each of the representations and warranties made by the Borrowers in the Credit Agreement are true and correct on and as of the date hereof except to the extent that (i) any change to the representations and warranties has been disclosed to the Administrative Agents and accepted by the Required Lenders, or (ii) any representation and warranty is stated to be made as of a particular time; and

(ii) on and as of the date hereof, no Default has occurred and is continuing.
             All terms defined in the Credit Agreement and used herein have the meanings given to them by the Credit Agreement.
             DATED: April ___, 2006

TIM HORTONS INC.

By:

Name:
Title:

By:

Name:
Title:

THE TDL GROUP CORP.

By:

Name:
Title:

By:

Name:
Title: